UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
January 4, 2007
Date of report (Date of earliest event reported)
ALTRA INDUSTRIAL MOTION, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-124944	30-0283143

(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

14 Hayward Street, Quincy, Massachusetts		02171

(Address of principal executive offices)		(Zip Code)
(617) 328-3300
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
     On January 4, 2007, Altra Holdings, Inc. (“Altra Holdings”), parent company of Altra Industrial Motion, Inc., announced that the underwriters for its initial public offering of shares of its common stock, par value $0.001 per share (the “Shares”), exercised in full their option to purchase up to an additional 1,500,000 Shares from certain selling stockholders at the initial public offering price to cover overallotments. The press release announcing the closing of sale of the Shares is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated January 4, 2007

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Altra Industrial Motion Inc.
By:	/s/ David Wall
	Name:	David Wall
	Title:	Chief Financial Officer

Date: January 4, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated January 4, 2007